       LEASE

BY THIS LEASE, Twiga Capital Partners, LLC herein called Landlord or Lessor, and Genesys Industries, Inc (GEIN) a Florida corporation herein called Tenant’s or Lessee, agree that:

1. PROPERTY AND TERM. Landlord hereby leases to Tenant, and Tenant herby leases from Landlord that certain real property located at 1914 24th Ave E, Palmetto, FL 34221, and all improvements, fixtures, equipment, furniture thereon, and all appurtenances thereto (the Premises). The term of this Lease, and the accrual of rents hereunder, shall commence on the Commencement Date 11/1/2017 and shall terminate on 11/1/2027 (ten year base term) unless sooner terminated by the mutual written agreement of Landlord and Tenant. If Tenant takes occupancy of the premises prior to the commencement date described above, Tenant shall pay rent from the date of such occupancy to the commencement date at the same rate that is applicable following the commencement date and the Tenant shall hold possession during such period in accordance with the terms of this Lease.

2. RENT. Tenant shall pay Landlord the rent in the amount and manner specified in item 2 of the attached schedule for the property at the place Landlord designates in writing without demand. The rent will have no more than a 4% increase per year.

3. SECURITY DEPOSIT. A security deposit equal to the first month's rent shall be paid by the Tenant upon the execution of the Lease and shall be held by the Landlord to insure the Tenant's compliance with the terms of the Lease. Landlord reserves the right to collect additional security deposit. The security deposit shall be held and disposed of by the Landlord as permitted or required by law or this agreement. The Tenant may not apply the security deposit against rental payments. If Landlord shall use part or all of the security deposit to make a payment required to be made by Tenant hereunder or following a default by Tenant, Tenant shall replenish the security deposit on demand. In the event of a transfer of Landlord's interest in the property, Landlord shall have the right to transfer the security deposit to the transferee of Landlord's interest. In that event, Landlord shall be deemed released by Tenant from all liability for the return of the deposit; and Tenant agrees to look solely to the transferee for the return of the deposit. No mortgagee shall be liable for return of the deposit.

4. HOLDING OVER. If Tenant retains possession of the property after expiration of this lease or an extension of it, Tenant shall be a tenant from month to month and shall comply with this lease as though it remained in force and pay the rent specified for the last month of this lease or any extension of it during each month of the retention of possession. Payment and acceptance of rent is not a renewal or extension of this lease. Landlord may terminate the retention on 15 days’ notice to Tenant before the end of a rent payment period and resume possession of the property/premises.

5. REMOVAL OF PERSONAL PROPERTY. At the expiration of this lease or any extension of it, the Landlord may remove any personal property then upon the leased premises not removed by the Tenant and may store the property at the Tenant's expense and then on 3 days' written notice to the Tenant sell such property at public or private sale, or, if it be unsalable, may dispose of it in any other manner, without liability. The Tenant shall be liable for all expenses of storage, sale, or removal of such property.

6. REDELIVERY (INCLUDING IMPROVEMENTS). Tenant shall redeliver possession of the property, including any improvements, at the expiration of this lease or any extension of it in as good condition as when received or constructed, reasonable wear and tear accepted.

7. USE. Tenant shall use the property for industrial & office uses, but not retail or other use prohibited by zoning or other restriction. Tenant shall make no unlawful, improper or offensive use of the property. The Tenant shall not use or occupy or permit the leased property to be used or occupied, nor do or permit anything to be done in or on the leased property, in a manner which will in any way violate any certificate of occupancy affecting the leased property, or thereto, or which will make it impossible to obtain fire or other insurance required to be furnished by the Tenant hereunder, or which will cause or be likely to cause structural damage to the building or any part thereof, or which will constitute a public or private nuisance, and shall not use or occupy or permit the leased property to be used or occupied in any manner which will violate any present or future laws or regulations of any governmental authority.

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8. COMPLIANCE WITH LAWS. The Tenant at its sole expense shall comply with all laws, orders, and regulations of federal, state, and municipal authorities, and with any direction of any public officer, pursuant to law, which shall impose any duty upon the Landlord or the Tenant with respect to the leased property. The Tenant, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the terms of this lease, or for the making of repairs, where necessary, and the Landlord will join with the Tenant in applying for all such permits or licenses. Tenant assumes responsibility for any compliance with the Americans with Disabilities Act of 1990 that may be required during the term of this Lease or any extension or renewal of it with respect to the Leased Premises. Should Tenant fail to perform any of its obligations hereunder Landlord may do so and Tenant shall reimburse Landlord for such expenses upon changes made by Tenant not inclusive of existing structure.

9. SIGNS. The Tenant acknowledges landlord’s intention to have uniform and aesthetically acceptable signage throughout the project. All signage shall require landlord’s consent. Upon the termination of this lease the Tenant shall remove all such signs and repair any damage to the leased property caused by the erection, maintenance, or removal of such signs.

10. UTILITIES. Tenant shall pay for any utilities used on the property. If Tenant fails to do so, Landlord may pay for them and Tenant shall reimburse Landlord on demand. Tenant shall contract in its own name with the utility provider for electric service, gas service, cable television service, sewer and water service and telephone service for the Premises (collectively the “Tenant Paid Utilities”).

ASSIGNMENT OR SUBLETTING. No assignment or encumbrance of this lease or any interest in it or subletting under it, by operation of law or otherwise, is valid without the written consent of Landlord. Consent shall not be withheld unreasonably.

TAXES. The Landlord is responsible for all real property taxes against the Premises.

11. CONDITION OF PROPERTY. Tenant accepts the property in its “as is” condition and without warranty of any kind except as specifically provided herein. Landlord is delivering a shell building with Tenant to make custom leasehold improvements at tenants cost.

12. TAXES ON RENT. Tenant shall pay all sales and use taxes imposed on the rent under this lease and shall remit such taxes to the Landlord monthly at the same time that the rent is payable.

13. MORTGAGES. The Landlord shall pay all sums that may be due under any mortgage affecting the property.

14. Gross Rent. It is the intention of the Landlord and the Tenant that this shall be a "gross rent" lease and the rent herein specified shall be gross to the Landlord for the term of this lease, that all costs, expenses, and obligations of every kind relating to the leased property (except sales taxes, utilities, lawn care, pest control, and normal maintenance of interior of unit including plumbing and air conditioning units) which may arise or become due during the term of this lease shall be paid by the Landlord.

15. NOTICES. All notices under this lease shall be in writing and shall be given to Tenant at the leased premises and to Landlord at the address shown in item 3 of the attached schedule. Notices shall be deemed given when delivered to the recipient, sent by Federal Express or other overnight delivery service, or mailed, certified or registered mail, return receipt requested, with sufficient postage to reach the destination. The place where notice is given under this paragraph may be changed from time to time by the party entitled to receive it in the same manner that notice is given. Notice given before a change is not invalidated by the change.

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16. NO LIENS. Tenant shall keep the property free of liens and encumbrances. Tenant has no authority to create an encumbrance or mechanic's lien on the property superior to Landlord's rights or title. If an encumbrance or lien is placed against the property and is not removed within 60 days, Landlord may require Tenant to give satisfactory security for its removal in an amount equal to that of the encumbrance or lien with costs, expenses, interest and attorney's fees for trial, appeal or otherwise. Tenant may contest the validity of the encumbrance or lien, but if he fails to do so or to diligently prosecute the contest or to have the encumbrance or lien released, Landlord may release it, with the right in his uncontrolled discretion to compromise it, but with no duty to do so. Tenant shall reimburse Landlord on demand for any sums so expended.

17. LANDLORD'S WARRANTY. Landlord makes no warranty, express or implied, of the condition of the premises and nothing herein contained shall be construed as imposing on the Landlord any liability to repair or maintain the premises following the commencement date of the lease unless the condition arises from a breach of the Landlord's warranty as here outlined. To the extent that warranties covering the condition of the leased premises or any part of them have been given by third parties and are enforceable only by the Landlord, Landlord agrees to cooperate with the Tenant in attempting to enforce such warranties as may exist concerning any portion of the leased premises.

18. RADON GAS. The following disclosure is required by applicable law. Landlord has no knowledge of any factors which would indicate that the condition referenced in the disclosure is present in the property. ALL WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SUBJECT OF SUCH DISCLOSURE ARE HEREBY EXPRESSLY DISCLAIMED. LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGES OF TENANT RESULTING FROM THE PRESENCE OF SUCH MATTERS, AND TENANT RELEASES LANDLORD FROM ANY AND ALL SUCH LIABILITIES AND WAIVES ANY CLAIM TENANT MAY HAVE NOW OR IN THE FUTURE AGAINST LANDLORD THEREFOR:

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

19. TENANT IMPROVEMENTS.

Except as expressly provided in this Lease, Tenant acknowledges and agrees that Landlord has not undertaken to perform any modification, alteration or improvements to the Premises and Tenant further waives any defects (excluding latent defects) in the Premises and acknowledges and accepts (1) the Premises in their “AS IS” condition, and as suitable for the purpose for which they are leased, and (2) the Park and every part and appurtenance thereof as being in good and satisfactory condition. If any improvements, modifications or alterations, beyond those specified in the Lease are required for Tenant’s initial occupancy of the Premises, due solely to Tenant’s specific use of the Premises, by any governmental or municipal body or agency or are required by any Applicable Law, Tenant will be solely responsible for the cost of the same. Except as otherwise expressly provided for herein, if, after the Commencement Date, any improvements, modifications or alterations are required by any governmental or municipal body or agency or as a result of any change in any Applicable Law due to Tenant’s specific use of the Premises, Tenant will be responsible for the cost of the same.

20. TENANT ALTERATIONS.

Tenant will not make or allow to be made any alterations in or to the Premises without first obtaining the written consent of Landlord, which consent will not be unreasonably withheld, conditioned or delayed. For any such alterations in excess of $100,000.00, Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount reasonably satisfactory to Landlord. All Tenant alterations will be accomplished in a good and workmanlike manner at Tenant’s sole expense, in conformity with all Applicable Laws by a licensed and bonded contractor approved in advance by Landlord, such approval of contractor not to be unreasonably withheld or delayed. All contractors performing leasehold improvements in the Premises shall carry workers’ compensation insurance, commercial general liability insurance, and automobile insurance and excess liability insurance in amounts reasonably acceptable to Landlord and shall deliver a certificate of insurance evidencing such coverages to Landlord prior to commencing work in the Premises. Upon completion of any such work, Tenant shall provide Landlord with “as built” plans, copies of all construction contracts, and proof of payment for all labor and materials. Any Tenant alterations to the Premises made by or installed by either party hereto will remain upon and be surrendered with the Premises and become the property of Landlord upon the expiration or earlier termination of this Lease without credit to Tenant; provided, however, that Landlord may, at its option, by providing written notice to Tenant at the time Landlord approves Tenant’s request for Landlord’s consent to its additions and/or alterations, require Tenant to remove any additions and/or repair any alterations (other than any work performed by Landlord prior to the Commencement Date and work performed pursuant to the Work Letter that Landlord has approved in writing and stated that it does not have to be removed at the expiration of the Term) and to restore the Premises to the condition existing at the time Tenant took possession, with all costs of removal, repair, restoration, or alterations to be borne by Tenant. This clause will not apply to moveable equipment, furniture or moveable trade fixtures owned by Tenant, which may be removed by Tenant at the end of the Term if Tenant is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interests of Landlord. Tenant will have no authority or power, express or implied, to create or cause any construction lien or mechanics’ or materialmen’s lien or claim of any kind against the Premises, the Park or any portion thereof. Tenant will promptly cause any such liens or claims to be released by payment, bonding or otherwise within 30 days after request by Landlord, and will indemnify Landlord against losses arising out of any such claim including, without limitation, legal fees and court costs. NOTICE IS HEREBY GIVEN THAT LANDLORD WILL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIAL FURNISHED OR TO BE FURNISHED TO TENANT, OR TO ANYONE HOLDING THE PREMISES THROUGH OR UNDER TENANT, AND THAT NO MECHANICS’ OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS WILL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN THE PREMISES. TENANT WILL DISCLOSE THE FOREGOING PROVISIONS TO ANY CONTRACTOR ENGAGED BY TENANT PROVIDING LABOR, SERVICES OR MATERIAL TO THE PREMISES.

Notwithstanding anything to the contrary contained herein, for work which (i) will cost in the aggregate less than $100,000 per project, and (ii) which does not affect the structure of the Building or any of the Building’s electrical, plumbing, HVAC or mechanical systems (“Permitted Alterations”), Tenant shall not be required to obtain the prior written consent of Landlord, however, Landlord must receive no less than ten (10) business days written notice, together with copies of the plans and specifications, prior to the commencement of said Permitted Alterations and Tenant must otherwise comply with the terms of this Section.

21. SUBORDINATION. This lease is subordinate to all present and future mortgages given by Landlord on the property.

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22. ATTORNMENT. If the leased premises are encumbered by a mortgage, and the Tenant is given notice thereof, the Tenant agrees that it will not modify this lease or reach any agreement pertaining to it with the Landlord without the mortgagee's consent. Further, Tenant agrees that it will not make any rental payments more than one month in advance without such mortgagee's consent and Tenant also agrees to give the mortgagee notice and a reasonable opportunity to cure any default of the Landlord under the lease prior to exercising any right the Tenant may have following Landlord's default. If any mortgage encumbering the property is foreclosed, or if the property is sold pursuant to foreclosure, a deed in lieu of foreclosure, or by reason of a default under a mortgage, the following shall apply notwithstanding the foreclosure, sale or default:

(a)       Tenant shall not disaffirm this lease or any of its obligations under it.

(b)       At the request of the applicable mortgagee or purchaser, Tenant shall attorn to the mortgagee or purchaser, and execute a new lease for the property setting forth all of the provisions of this lease except that the term of the new lease shall be for the balance of the term of this lease.

23. INSPECTION. Landlord may inspect the property at reasonable times. Landlord may enter the property to perform any duties required of him under this lease at reasonable times.

24. MAINTENANCE. Subject to the maintenance obligations of the condominium association, the Tenant shall, at its own expense, make all necessary repairs and replacements to the leased property and to the air conditioning system, plumbing system, window glass, fixtures, and all other appliances and appurtenances belonging thereto, all equipment used in connection with the leased property. Such repairs and replacements, interior, ordinary as well as extraordinary, shall be made promptly, as and when necessary. All repairs and replacements shall be in quality and class at least equal to the original work. Tenant shall be responsible for maintaining and for the cost of a routine maintenance service contract for the heating and air conditioning system. The tenants shall also be responsible and for the cost of a routine pest control service for the inside of the premise. On default of the Tenant in making such repairs or replacements, the Landlord may, but shall not be required to, make such repairs and replacements for the Tenant's account, and the expense thereof shall constitute and be collectible as additional rent.

25. CASUALTY LOSS. No destruction or damage to any building or improvement on the leased property by fire, windstorm, or any other casualty shall entitle the Tenant to surrender possession of the leased property, to terminate this lease, to violate any of its provisions, or to cause any rebate or abatement in rent then due or thereafter becoming due under the terms hereof. The Landlord agrees to cooperate with the Tenant in rebuilding the property in the event all or a portion of the property is damaged by any casualty.

26. CONDEMNATION. If the entire premises shall be taken in the exercise of the power of eminent domain, this Lease shall terminate as of the date of such taking and Tenant shall thereupon be released from any further liability hereunder.

If a portion of the premises is condemned or taken in the exercise of the power of eminent domain so as to render the premises substantially unusable, then in such event Tenant shall have the right to cancel and terminate this agreement as of the date of such taking upon giving to Landlord notice in writing of such election within 10 days after the receipt by Tenant from Landlord of written notice of such appropriation or taking. Landlord agrees that it will give written notice to Tenant immediately upon appropriation or taking hereunder. Any taking or appropriation by eminent domain proceedings shall be deemed to render the premises substantially unusable hereunder if such appropriation or taking results in Tenant's inability to use the premises in the manner in which and for the purposes for which it has been or can be used under this Lease. In the event of such cancellation, Tenant shall thereupon be released from any further liability under this Lease. If this agreement is terminated as hereinabove provided, the rent shall be prorated to the date of termination. Any condemnation award shall become the sole and exclusive property of the Landlord.

If less than the whole of the premises are so appropriated or taken and the Tenant is not permitted to terminate the Lease, or if the Tenant otherwise elects to continue in possession despite a substantial taking, Lessee shall pay the accrued rent up to the time of the entry of the final condemnation order and for the balance of the term granted under this Lease a just proportion of the rent reserved herein, according to the nature and extent of the injuries to the premises, shall be abated.

If the parties shall be unable to agree on what shall constitute a just proportion of the rent to be abated, the amount thereof shall be determined by arbitration in accordance with the Florida Arbitration Code.

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27. DEFAULT BY TENANT. The occurrence of one or more of the following is a default under, this lease by Tenant:

(a) Failure to pay rent when due.

(b) Failure to make any payment other than rent required under this lease when due if the failure continues for a period of ten days after notice from Landlord to Tenant.

(c) Failure to comply with any provision of this lease except under subparagraphs (a) and (b) if the failure continues for ten days after notice from Landlord to Tenant. If the default is one that requires more than ten days to correct, Tenant shall have a reasonable time to correct it if Tenant begins correction within ten days after the notice and diligently prosecutes correction to completion.

(d) Making a general assignment or arrangement for the benefit of creditors, being adjudicated a bankrupt, receiving the benefit of any insolvency, readjustment of debts, reorganization or bankruptcy law, entering into an agreement of composition with creditors, having a receiver or trustee appointed to take possession of Tenant's assets on the property or his interest under this lease or the seizing under legal process of Tenant's assets on the property or Tenant's interest in this lease when the action under this subparagraph is not canceled, discontinued, dissolved or discharged within 30 days.

(e) Vacating or abandoning the property.

28. REMEDIES ON DEFAULT. (a) If a default by Tenant occurs, Landlord may

(1)	Immediately re-enter and remove all persons and personal property from the property leased, storing the removed property in a public warehouse or elsewhere at Tenant's expense without liability, or

(2)	Relet the property, or any part of it, for the account of Tenant for the remainder of the term to any tenant at the rent and on the conditions that Landlord deems advisable. Landlord shall credit the rent received on the balance due from Tenant first, to any expenses incurred because of the repossession, next, to interest and the balance to principal. Landlord may repair or restore the premises if required for reletting. Repossession shall not terminate this lease unless Landlord gives notice of termination to Tenant, or

(3)	Collect each installment of rent or other sum due under this lease as it becomes due or otherwise enforce any of its provisions that are not being complied with by Tenant, or

(4)	Await the end of the term of this lease and then collect all rent or other sums due under it, or

(5)	Terminate this lease by notice to Tenant in which event Tenant shall immediately surrender possession of the property and pay Landlord all loss or damages incurred because of Tenant's default including all rent due or to become due, all of which shall become due forthwith.

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(b)       Notice or demand is not a prerequisite to any remedy unless another part of this lease provides for notice or demand in which event that provision shall prevail.

(c) In addition to any other loss or damages that Landlord sustains because of Tenant's default, Tenant shall pay all expenses of repairs or renovation to the property required as a result of his tenancy, transfer and storage charges for Tenants' personal property removed from the property leased, brokers commissions, costs, expenses and attorney's fees for enforcing or construing this lease, whether for trial, appeal or otherwise.

(d) Tenant grants Landlord a lien on Tenant's personal property located on the property leased to secure all sums due or to become due under this lease in addition to any statutory lien or right to distrain. Tenant shall not remove Tenant's personal property from the property leased until all money due Landlord is paid. If Tenant's personal property is removed, the lien continues for a period of six months during which Landlord may seize Tenant's personal property wherever found and sell it or so much of it as will satisfy all money due Landlord without process. This lien may be enforced by distress regardless of the nature of the money due.

(e) Any payment required under this lease that either party does not make bears interest at the greater of 12% per annum or 1% in excess of the prime rate of interest reported by Citibank in the Wall Street Journal (or comparable publication selected by Landlord) computed monthly in arrears as of the first business day of each month. If Citibank ceases to publish a prime rate of interest, the prime rate of another recognized institutional lender selected by Landlord shall be utilized. Notwithstanding any provisions of this Lease to the contrary, no interest, charges, or other payments in excess of those permitted by law shall accrue or become payable hereunder and any excessive payments which may be made shall be applied to future rental payments or, at the option of Landlord, shall be refunded to Tenant.

(f) All remedies of Landlord are cumulative to each other and to any other remedies given by law. All rights of Landlord on Tenant's default apply to an extension of this lease. By making a payment for Tenant or from any security deposit, Landlord does not waive Tenant's default or any right Landlord has because of the default.

29. ADDITIONAL RENT. All taxes, charges, costs, and expenses which the Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of the Tenant's failure to pay such amounts, and all damages, costs, and expenses which the Landlord may incur by reason of any default of the Tenant or failure on the Tenant's part to comply with the terms of this lease, shall be deemed to be additional rent and, in the event of nonpayment by the Tenant, the Landlord shall have all the rights and remedies with respect thereto as the Landlord has for the nonpayment of the basic rent.

30. STRICT PERFORMANCE. No waiver of or failure to enforce a breach of this lease is a waiver of any other or subsequent breach. No extension of time granted under this lease to perform a part of it extends the time for performance of another part or any subsequent performance of any part. Time is of the essence of this lease and each part of it.

31. INSURANCE. During the term of this lease, Tenant shall maintain at its sole cost and expense policies of insurance as follows:

(a) Unless placed by the condominium association, Tenant shall keep the improvements on the property covered by fire, casualty and extended coverage insurance in an amount equal to the full replacement cost of the improvements and all alterations, additions, decorations, furnishings and fixtures. The policy shall contain a standard special coverage all risk endorsement and a standard full replacement cost endorsement. The policy shall also cover damages resulting from sink holes.

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(b) Tenant shall maintain rent insurance, either as a separate policy or as an endorsement to the policy described above, in an amount not less than 75% of the yearly rent from time to time due and payable under this lease.

(c) Tenant shall also maintain comprehensive general liability insurance against claims for bodily injury, death and property damage occurring in or about the property. Such insurance shall afford minimum single limit protection of at least $2,000,000 with respect to personal injury or death and property damage occurring or resulting from one occurrence. The policy shall include broad form contractual liability coverage insuring Tenant’s indemnity obligations under this lease. The parties recognize that inflation occurring during the term of the lease and any renewal may cause the insurance amount contemplated hereunder to become inadequate to fully protect the Landlord and Tenant, as their interests may appear. Accordingly, the Landlord shall retain the right to require that Tenant from time to time upon Landlord's demand increase the amount of insurance contemplated by this paragraph to an amount deemed necessary or desirable by Landlord in its sole discretion exercised in good faith in accordance with reasonable commercial standards.

The policies required hereunder shall be issued by an insurer of recognized responsibility authorized to do business in Florida and which are well rated and have been approved in writing by Landlord. Losses under the policies shall be payable to Tenant and Landlord as their interests may appear, and if Landlord so requires, such policies shall be payable to the holder of any mortgage, as the interest of such holder may appear, pursuant to standard mortgagee clauses.

Prior to the commencement date of the lease and before Tenant takes occupancy of the property, Tenant agrees to furnish Landlord with copies of the policies. The policies must include provisions giving the Landlord or any mortgagee 15 days' notice in the event of cancellation or material alteration of coverage. During the term of the lease, Tenant shall furnish Landlord continuing evidence of insurance renewal and payment of premiums at least 15 days prior to the expiration dates of all existing policies. When furnishing evidence of insurance renewal, Tenant shall furnish a statement by the insurer or its agent that the amount of insurance then in force is in an amount sufficient to cover the full replacement cost of the improvements. Landlord shall be furnished copies of any modifications or substitutions of policies. If Tenant fails to obtain any of the insurance required hereunder, Landlord may do so and Tenant shall reimburse Landlord for the cost of it on demand.

If any additional insurance coverages are required by a mortgage lender, Tenant agrees to maintain and pay for such insurance so long as an insurer is willing to provide insurance as so required.

Each insurance policy shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and shall contain the standard form waiver of subrogation.

To the extent permitted by applicable insurance policies, Landlord and Tenant release each other, and their respective authorized representatives, from any claims or damage to any person or to the property and to the fixtures, personal property, Tenant's improvements and alterations of either Landlord or Tenant in or on the property that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any damage, notwithstanding that any such loss or damage may be due to or result from the negligence of either of the parties or their respective officers, employees, agents or other authorized representatives.

32. INDEMNITY. Tenant shall indemnify Landlord and hold him harmless from any claims or demands arising from:

(a) Tenant's use or possession of the property and the conduct of any business by Tenant on the property and anything done or permitted by Tenant in or about the property, or any of them;

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(b) Any default of Tenant under this lease;

(c) The negligence of Tenant and Tenant's agents, contractors, subtenants or employees, or any of them in connection with the leased property;

(d) Any damage to the property of Tenant or others or injury to any person on or about the property from any cause;

(e) Any legal or administrative proceedings occasioned by Tenant in which Landlord is made a party through no fault of Landlord's;

(f) All costs, attorney's fees and expenses incurred by Landlord in connection with the items indemnified against. Tenant shall defend any legal action or proceedings resulting from a claim or demand indemnified against at his expense by attorneys satisfactory to Landlord on receipt of notice from Landlord to do so.

33. EXCULPATION. Landlord shall not be liable for injury or damage to the personal property of Tenant or Tenant's employees, invitees or any other persons in or on the property or for injury to Tenant or Tenant's employees, agents or contractors caused by casualty or accident, whether the damage or injury in any case results from conditions arising on the property or on other parts of any building of which the property is a part or from other sources and regardless of whether the cause or the means of rectifying it is inaccessible to Tenant unless the injury or damage is occasioned by Landlord's negligence.

34. EASEMENTS. The Landlord shall have the right to grant easements over or under portions of the leased property for the installation of utilities, access and drainage, provided that the use of such easements does not interfere substantially with the operation of the Tenant's business. The Tenant shall not be entitled to any compensation or abatement of rent if the use of such easements does not interfere substantially with the operation of the Tenant's business.

35. TRANSFER OF LANDLORD'S INTEREST. The term "Landlord" as used in this lease means only the owner for the time being or the mortgagee in possession for the time being of the leased premises. Each time the leased premises are sold, the selling Landlord shall be entirely relieved of all obligations and liability under this lease.

36. ESTOPPEL CERTIFICATE. At any time on not less than three (3) days’ notice by either party, the other party shall execute and deliver a written statement certifying that this lease is unmodified and in full force or, if modified, that it is in full force as modified, setting forth the modifications, and the dates to which rent and other charges have been paid in advance and whether the party has any claims or demands against the other party any, if so, the nature and extent of them. The statement may be relied on by a prospective purchaser or encumbrancer of the property.

37. SEVERABILITY. If part of this lease is adjudged invalid, no other part is affected.

38. ENTIRE AGREEMENT. This lease contains the entire agreement of the parties. It shall not be changed except in writing signed by the parties. Captions of paragraphs are not a part of this lease.

39. NO RECORDATION. This lease shall not be recorded.

40. LANDLORD'S ASSIGNMENT. If Landlord assigns this lease and Landlord's assignee thereupon assumes Landlord's obligations hereunder, Landlord shall thereupon be relieved of further obligations under this Lease except for those obligations contained in the "Landlord's warranty" paragraph hereof.

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41. NON-MERGER. If the estates of Landlord and Tenant in the property become vested in the same owner, this lease shall not be destroyed by the doctrine of merger except on the election of the owner of the property and the consent of any mortgagee under a mortgage permitted by this lease.

42. JOINT AND SEVERAL. If either Landlord or Tenant is more than one person, the obligation of all of the persons is joint and several.

43. EXHIBITS. The schedule attached to this lease and any exhibits, addenda or riders are incorporated in this lease whether reference to this by apt language is made or not and if not actually attached, so long as they have been signed or initialed by the parties. Reference to "this lease" includes all matters incorporated by reference under this paragraph.

44. GOVERNING LAW. This lease shall be governed by Florida law. This agreement shall not be construed against a party because that party wrote it.

45. ATTORNEY'S FEES. Any party failing to comply with the terms of this lease and the option contemplated hereunder will pay all expenses, including a reasonable attorney's fee (and legal assistants' fees), incurred by the other party to this agreement as a result of such failure during enforcement, collection and during all litigation, including all appeals and in bankruptcy.

46. LATE FEES. Tenant shall pay Landlord a late fee equal to 5% of any monthly rental payment not received by Landlord within 10 days after the payment is due. Nothing in this paragraph shall limit the Landlord's right to insist upon strict performance of the lease as otherwise set forth herein.

47. PERSONAL GUARANTIES. The undersigned guarantors are signing this lease for the purpose of jointly and severally guaranteeing the Tenant's obligations hereunder.

48. BINDING EFFECT. The provisions of this Lease shall be binding upon the parties hereto, their successors and assigns.

DATED: November 1st, 2017

LANDLORD:

Twiga Capital Partners, LLC.

By: /s/ Shefali Vibhakar Manager

Authorized Signature:

TENANT:

Genesys Industries, Inc.

By: /s/ Shefali Vibhakar CFO

Authorized Signature:

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GUARANTY

For value received and intending to be legally bound, the undersigned (and if more than one, each of them jointly and severally) hereby unconditionally guarantee the payment and performance of all obligations of Tenant of the preceding Lease Agreement and all extensions or renewals thereof. The provisions of the Lease may be modified without notice to or consent of and without affecting the liability of the undersigned as guarantor and the undersigned further consent and agree that any of the undersigned may be sued by the Landlord with or without joining any of the Tenant(s) and without first or contemporaneously suing any such other persons, or otherwise seeking or proceeding to collect from them or any of them, and without first or contemporaneously undertaking to enforce any rights with respect to the lease.

Date: 11/1/2017                           Signature: Not Applicable

SCHEDULE

1. The description of the property/premise leased is:

1914 24th Avenue E

Palmetto, FL 34221

for a total of 8000sf building and 1.25 Acre Yard.

2. The rent specified in paragraph 2 shall be paid on the following schedule together with the maintenance and additional rent itemized herein.

3. Monthly Rent shall be paid in advance on the first of each month. Landlord To receive $ 7500.00 as Security Deposit and $ 7500.00 the first month’s rent:

4 Months Free Rent	Nov1st 2017 to March 1st 2018
Monthly Base Rent	$ 7500.00
Total	$ 7500.00

3. Landlord address: Please mail all future Rent checks and send all notices to the following address:

Payable: Twiga Capital Partners, LLC. PO Box 344, Ellenton, FL 34222

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